SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934


Filed  by  the  registrant    [X]

Filed  by  a  party  other  than  the  registrant     [ ]

Check  the  appropriate  box:
 [ ]   Preliminary  proxy  statement
 [X]   Definitive  proxy  statement
 [ ]   Definitive  additional  materials
 [ ]   Soliciting  material  pursuant  to  Rule  14a-11(c)  or  Rule  14a-12

                            THE FEMALE HEALTH COMPANY
                (Name of Registrant as Specified in Its Charter)

                                   Registrant
                   (Name of Person(s) Filing Proxy Statement)

Payment  of  filing  fee  (Check  the  appropriate  box):
 [X]  No  fee  required.
 [ ]  Fee  computed on  table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
     (1)  Title  of  each  class  of  securities  to  which transaction applies:
     (2)  Aggregate  number  of  securities  to  which  transaction  applies:
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
     (4)  Proposed  maximum  aggregate  value  of  transaction:
     (5)  Total  fee  paid:
 [ ]  Fee  paid  previously  with  preliminary  materials:

 [ ]  Check  box  if  any  part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
     (1)  Amount  previously  paid:
     (2)  Form,  schedule  or  registration  statement  no.:
     (3)  Filing  party:
     (4)  Date  filed:

                            THE FEMALE HEALTH COMPANY
                             515 North State Street
                                   Suite 2225
                             Chicago, Illinois 60610

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                            TO BE HELD MARCH 27, 2003

     To  the  Shareholders  of  The  Female  Health  Company:

     Notice is hereby given that the Annual Meeting of the Shareholders of The Female Health Company (the "Company" or "FHC") will be held at The Hampton Inn & Suites, Alder Room, 33 West Illinois Street, Chicago, Illinois 60610, on March 27, 2003 at 2:00 p.m., local time, for the following purposes:

     1. To amend the Company's Amended and Restated Articles of Incorporation to increase the number of shares of the Company's Common Stock authorized from 35,500,000 to 38,500,000. Details of the proposed increase in authorized shares of Common Stock are set forth in the accompanying Proxy Statement which you are urged to read carefully.

     2. To elect eight members to the Board of Directors, the names of whom are set forth in the accompanying proxy statement, to serve until the 2004 Annual Meeting.

     3. To consider and act upon a proposal to ratify the appointment of McGladrey & Pullen, LLP as the Company's independent public accountants for the fiscal year ending September 30, 2003.

     4. To transact such other business as may properly come before the Annual Meeting and any adjournments thereof.

     Shareholders of record at the close of business on January 17, 2003 are entitled to vote at the Annual Meeting. All shareholders are cordially invited to attend the Annual Meeting in person. Shareholders who are unable to be present in person are requested to execute and return promptly the enclosed proxy, which is solicited by the Board of Directors of the Company.

                                       By  Order  of  the  Board  of  Directors,



                                       William  R.  Gargiulo,  Jr.
                                       Secretary

Chicago,  Illinois
March  5,  2003

                            THE FEMALE HEALTH COMPANY
                             515 North State Street
                                   Suite 2225
                             Chicago, Illinois 60610

                                 PROXY STATEMENT
                               FOR THE 2003 ANNUAL
                             MEETING OF SHAREHOLDERS

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of The Female Health Company (the "Company") to be voted at the Annual Meeting of Shareholders to be held at The Hampton Inn & Suites, Alder Room, 33 West Illinois Street, Chicago, Illinois 60610, , at 2:00 p.m. local time on March 27, 2003, and at any adjournments thereof, for the purposes set forth in the accompanying Notice of Meeting. The mailing to shareholders of this Proxy Statement and accompanying form of proxy will take place on or about March 5, 2003.

                               GENERAL INFORMATION

     The Board of Directors knows of no business which will be presented to the Annual Meeting other than the matters referred to in the accompanying Notice of Meeting. However, if any other matters are properly presented to the Annual Meeting, it is intended that the persons named in the proxy will vote on such matters in accordance with their judgment. If the enclosed form of proxy is executed and returned, it nevertheless may be revoked at any time before it has been voted by a later dated proxy or a vote in person at the Annual Meeting. Shares represented by properly executed proxies received on behalf of the Company will be voted at the Annual Meeting (unless revoked prior to their vote) in the manner specified therein. If no instructions are specified in a signed proxy returned to the Company, the shares represented thereby will be voted FOR:
(a) the amendment of the Company's Amended and Restated Articles of Incorporation; (b) the election of the directors listed in the enclosed proxy; and (c) ratification of McGladrey & Pullen, LLP as the Company's independent auditors.

     Only holders of the Company's Common Stock (the "Common Stock") and holders of the Company's Class A Convertible Preferred Stock-Series 1 (the "Series 1
Preferred Stock") whose names appear of record on the books of the Company at the close of business on January 17, 2003 are entitled to vote at the Annual Meeting. On that date, there were 18,898,901 shares of Common Stock and 56,000 shares of Series 1 Preferred Stock outstanding. Each share of Common Stock and Series 1 Preferred Stock is entitled to one vote on each matter to be presented at the Annual Meeting. A majority of the votes entitled to be cast with respect to each matter submitted to the shareholders, represented either in person or by proxy, shall constitute a quorum with respect to such matter.

     Under Wisconsin law, directors are elected by plurality, meaning that the eight individuals receiving the largest number of votes are elected as directors, and the ratification of the appointment of the independent auditors requires the affirmative vote of a majority of the shares represented, in person or by proxy, at the Annual Meeting. In addition, under Wisconsin law, an amendment to the Company's Amended and Restated Articles of Incorporation must be approved by the affirmative vote of holders of two-thirds of the shares "entitled" to vote on the proposal. Abstentions and broker nonvotes (i.e., shares held by brokers in street name, voting on certain matters due to discretionary authority or instruction from the beneficial owners but not voting on other matters due to lack of authority to vote on such matters without instructions from the beneficial owners) will count toward the quorum requirement but will not count toward the determination of whether directors are elected or the appointment of the independent auditors is ratified. However, because the amendment to the Company's Amended and Restated Articles of Incorporation must be approved by the affirmative vote of holders of two-thirds of the Company's outstanding Common Stock and Series 1 Preferred Stock, voting together, abstentions and broker nonvotes will act as a vote against the proposed amendment.

      AMENDMENT OF COMPANY'S AMENDED AND RESTATED ARTICLES OF INCORPORATION
                                    (ITEM 1)

     The Company's Amended and Restated Articles of Incorporation authorize the issuance of 40,515,000 shares consisting of: (a) 35,500,000 shares designated as "Common Stock" with a par value of $0.01 per share; (b) 5,000,000 shares designated as "Class A Preferred Stock" with a par value of $0.01 per share; and
(c) 15,000 shares designated as "Class B Preferred Stock" with a par value of $0.50 per share. The proposed amendment to the Company's Amended and Restated Articles of Incorporation will increase the number of shares of Common Stock which the Company is authorized to issue from 35,500,000 to 38,500,000. The additional 3,000,000 shares of Common Stock will be part of the existing class of Common Stock, and if and when issued, will have the same rights and privileges as the shares of Common Stock presently issued and outstanding.

PURPOSE  OF  THE  PROPOSED  AMENDMENT

     As of February 10, 2003, the Company had 18,898,901 shares of Common Stock, and 56,000 shares of Series 1 Preferred Stock outstanding. In addition, as of February 10, 2003, the Company has reserved 12,710,175 shares of Common Stock for the purposes of covering options outstanding under the Company's stock option plans, options the Company is contractually obligated to issue in March 2003, warrants outstanding, deferred Common Stock issued to the Company's U.K. employees and conversion of Series 1 Preferred Stock. As of the date of this proxy statement, the Company has 31,609,076 shares of Common Stock either outstanding or reserved to cover the commitments set forth in the preceding sentence, and, accordingly, there are only 3,890,924 unreserved and unissued shares of Common Stock available for future transactions.

The Board of Directors believes that the authority to issue additional shares of Common Stock is desirable so that, as the need may arise, the Company will have the flexibility to issue shares of Common Stock, without the delay of a special shareholders' meeting, in connection with possible future transactions, including equity financings and management incentive or employee benefit plans.

CERTAIN  EFFECTS  OF  THE  PROPOSED  AMENDMENT

     If the proposed amendment to the Company's Amended and Restated Articles of Incorporation is approved and effected, future issuances of shares of Common Stock may not require the approval of the Company's shareholders. As a result, the Board of Directors could issue shares of Common Stock in a manner that might have the effect of discouraging or making it more difficult for a third party to acquire control of the Company through a tender offer or proxy solicitation or to effect a merger or other business combination that is not favored by the Board of Directors. In addition, issuances of shares of Common Stock may increase the number of shares of Common Stock that may become available for sale in the public market and could adversely affect the price of the Common Stock in the public market. The issuance of additional shares of Common Stock could also adversely affect the voting power of the existing shareholders, including the loss of voting control to others. Holders of Common Stock do not have preemptive rights or other rights to subscribe for additional shares in the event that the Board of Directors determines to issue additional shares of Common Stock in the future.

NO  DISSENTER'S  RIGHTS

     Under Wisconsin law, shareholders are not entitled to dissenters' rights with respect to the proposed amendment to the Company's Amended and Restated Articles of Incorporation.

RECOMMENDATION  OF  THE  BOARD  OF  DIRECTORS

     The Board of Directors recommends that the shareholders vote FOR the proposed amendment to the Company's Amended and Restated Articles of Incorporation. All shares of Common Stock represented by properly executed proxies received prior to or at the Annual Meeting and not revoked will be voted FOR the proposal unless a vote against or an abstention with respect to such proposal is specifically indicated. If the proposal is adopted by the requisite vote of shareholders, the Board of Directors will promptly cause Articles of Amendment to be filed with the Department of Financial Institutions of the State of Wisconsin. The Articles of Amendment will become effective upon such filing.

                              ELECTION OF DIRECTORS
                                    (ITEM 2)

     Pursuant to the authority contained in the Amended and Restated By-Laws of the Company, the Board of Directors has established the number of directors at eight. The Board of Directors has nominated O.B. Parrish, Mary Ann Leeper, Ph.D., William R. Gargiulo, Jr., David R. Bethune, Stephen M. Dearholt, James R. Kerber, Michael R. Walton and Richard E. Wenninger for election as directors, all to serve until the 2004 Annual Meeting of Shareholders.

     As indicated below, all persons nominated by the Board of Directors are incumbent directors. The Company anticipates that all of the nominees listed in this Proxy Statement will be candidates when the election is held. However, if for any reason any nominee is not a candidate at that time, proxies will be voted for any substitute nominee designated by the Company (except where a proxy withholds authority with respect to the election of directors).

                       NOMINEES FOR ELECTION AS DIRECTORS

O.B.  PARRISH
Age:  69;  Elected  Director:  1987;  Present  Term  Ends:  2003  Annual Meeting

     O.B. Parrish has served as Chief Executive Officer of the Company since 1994, as acting Chief Financial and Accounting Officer from February 1996 to March 1999 and as the Chairman of the Board and a Director of the Company since 1987. Mr. Parrish is a shareholder and has served as the President and as a Director of Phoenix Health Care of Illinois, Inc. ("Phoenix of Illinois") since 1987. Phoenix of Illinois owns approximately 295,000 shares of the Company's Common Stock. Mr. Parrish also is Chairman and a Director of ViatiCare, LLC, a financial services company, Chairman and a Director of MIICRO, Inc., a neuroimaging company, and Chairman and a Director of Amerimmune Pharmaceuticals, Inc. Mr. Parrish is also a trustee of Lawrence University. From 1977 until 1986, Mr. Parrish was President of the Global Pharmaceutical Group of G.D. Searle & Co. ("Searle"), a pharmaceutical/consumer products company. From 1974 until 1977, Mr. Parrish was the President of Searle International, the foreign sales operations of Searle. Prior to that, Mr. Parrish was Executive Vice President of Pfizer's International Division.

MARY  ANN  LEEPER,  PH.D.
Age:  62;  Elected  Director:  1987;  Present  Term  Ends:  2003  Annual Meeting

     Dr. Leeper has served as the President and Chief Operating Officer of the Company since 1996 and as President and Chief Executive Officer of The Female Health Company Division from May 1994 until January 1996, as Senior Vice President-Development of the Company from 1989 until January 1996 and as a Director of the Company since 1987. Dr. Leeper is a shareholder and has served as a Vice President and Director of Phoenix of Illinois since 1987. From 1981 until 1986, Dr. Leeper served as Vice President-Market Development for Searle's Pharmaceutical Group and in various Searle research and development management positions. As Vice President-Market Development, Dr. Leeper was responsible for worldwide licensing and acquisition, marketing and market research. In earlier positions, she was responsible for preparation of new drug applications and was a liaison with the FDA. Dr. Leeper currently serves on the Board of Directors of the Temple University School of Pharmacy, the University of Virginia School of Nursing and the Northwestern University School of Music. Dr. Leeper is also on the Board of CEDPA, an international not-for-profit organization working on women's issues in the developing world and is a Director of Influx, Inc., a pharmaceutical research company. She is also an adjunct professor at the University of Virginia Darden School of Business.

DAVID  R.  BETHUNE
Age:  62;  Elected  Director:  1996;  Present  Term  Ends:  2003  Annual Meeting

     Mr. Bethune has served as a Director since January 1996. Mr. Bethune has been Chairman and Chief Executive Officer of Atrix Laboratories, Inc. since 1999. From 1997 to 1998, Mr. Bethune held the position of President and Chief Operating Officer of the IVAX Corporation. From 1996 to 1997, Mr. Bethune was a consultant to the pharmaceutical industry. From 1995 to 1996, Mr. Bethune was President and Chief Executive Officer of Aesgen, Inc. a generic pharmaceutical company. From 1992 to 1995, Mr. Bethune was Group Vice President of American Cyanamid Company and a member of its Executive Committee until the sale of the company to American Home Products. He had global executive authority for human biologicals, consumer health products, pharmaceuticals and opthalmics, as well as medical research. Mr. Bethune is on the Board of Directors of the Southern Research Institute, Atrix Laboratories, Inc. and the American Foundation for Pharmaceutical Education, Partnership for Prevention. He is a founding trustee of the American Cancer Society Foundation and an associate member of the National Wholesale Druggists' Association and the National Association of Chain Drug Stores. He is the founding chairman of the Corporate Council of the Children's Health Fund in New York City and served on the Arthritis Foundation Corporate Advisory Council.

STEPHEN  M.  DEARHOLT
Age:  56;  Elected  Director:  1996;  Present  Term  Ends:  2003  Annual Meeting

     Mr. Dearholt has served as a Director since April 1996. Mr. Dearholt is a co-founder of and has been a partner in Insurance Processing Center, Inc., one of the largest privately owned life insurance marketing organizations in the United States, since 1972. He has over 23 years of experience in direct response advertising and data based marketing of niche products. Since 1985, he has been a 50% owner of R.T. of Milwaukee, a private investment holding company which operates a stock brokerage business in Milwaukee, Wisconsin. In late 1995, Mr. Dearholt arranged, on very short notice, a $1 million bridge loan which assisted the Company in its purchase of Chartex. Mr. Dearholt is also very active in the non-profit sector. He is currently on the Board of Directors of Children's Hospital Foundation of Wisconsin, an honorary board member of the Zoological Society of Milwaukee, and the national Advisory Council of the Hazelden Foundation. He is a past board member of Planned Parenthood Association of Wisconsin, and past Chairman of the Board of the New Day Club, Inc.

WILLIAM  R.  GARGIULO,  JR.
Age:  74;  Elected  Director:  1987;  Present  Terms  Ends:  2003 Annual Meeting

     William R. Gargiulo, Jr. has served as Secretary of the Company from 1996 to present, as Vice President from 1996 to September 30, 1998, as Assistant Secretary of the Company from 1989 to 1996, as Vice President-International of The Female Health Company Division from 1994 until 1996, as Chief Operating Officer of the Company from 1989 to 1994, and as General Manager of the Company from 1988 to 1994. Mr. Gargiulo has also served as a Director of the Company since 1987. Mr. Gargiulo is a Trustee of a trust which is a shareholder of Phoenix of Illinois. From 1984 until 1986, Mr. Gargiulo was the Executive Vice President of the Pharmaceutical Group of Searle, in charge of Searle's European operations. From 1976 until 1984, Mr. Gargiulo was the Vice President of Searle's Latin American operations.

JAMES  R.  KERBER
Age:  70;  Elected  Director:  1999;  Present  Term  Ends:  2003  Annual Meeting

     Mr. Kerber has served as a Director since April 1999. Mr. Kerber has been a business consultant to the insurance industry since January 1996. He has over 40 years of experience in operating insurance companies, predominantly those associated with life and health. From 1994 to 1996, he was Chairman, President, Chief Executive Officer and director of the 22 life and health insurance companies which comprise the ICH Group. In 1990, Mr. Kerber a founding partner in the Life Partners Group where he was Senior Executive Vice President and a director. Prior to that, he was involved with operating and consulting over 200 life and health companies for ICH Corporation, HCA Corporation and US Life Corporation.

MICHAEL  R.  WALTON
Age:  64;  Elected  Director:  1999;  Present  Term  Ends:  2003  Annual Meeting

     Mr. Walton has served as a Director since April 1999. Mr. Walton is President and owner of Sheboygan County Broadcasting Co., Inc., a company he founded in 1972. The company has focused on start-up situations, and growing value in underperforming, and undervalued radio station and newspaper situations. It has purchased and sold properties in Wisconsin, Illinois, and Michigan, and has grown to a multi-million dollar asset base from a start-up capital contribution of less than $100,000. Prior to 1972, Mr. Walton was owner and President of Walton Co., an advertising representative firm which he founded in New York City. He has held sales and management positions with Forbes Magazine, The Chicago Sun Times and Gorman Publishing Co., a trade magazine publisher specializing in new magazines which was subsequently sold to a large international publishing concern. Mr. Walton has served on the Boards of the American Red Cross, The Salvation Army and the Chamber of Commerce.

RICHARD  E.  WENNINGER
Age:  55;  Director:  2001;  Present  Term  Ends:  2003  Annual  Meeting

     Mr. Wenninger has served as a Director since July 2001. Mr. Wenninger currently serves as Chairman of Wenninger Company, Inc., a mechanical contracting and engineering company. From 1976 to 2001, Mr. Wenninger served as President and Chief Executive Officer of Wenninger Company, Inc. He is also Secretary of Wenn Soft, Inc., a software development, sales and service company he founded in 1997. From 1992 to 1999, Mr. Wenninger served as Secretary of Liftco, Inc. Mr. Wenninger is a current board member of the Boys & Girls Club of Milwaukee, a former President and board member of the Milwaukee Athletic Club, a former board member of the Wisconsin Psychoanalytic Foundation, a former board member of University Lake School, the former President and a current board member of the Plumbing and Mechanical Contractors Association of Milwaukee, the former President and a former board member of the Sheet Metal Contractors Association of Milwaukee and a former board member of the Mechanical Contractors Association of America.

     The  Board of Directors recommends that shareholders vote FOR all nominees.

                         INDEPENDENT PUBLIC ACCOUNTANTS
                                    (ITEM 3)

     The Board of Directors has appointed McGladrey & Pullen, LLP, independent public accountants, to audit the financial statements of the Company for the fiscal year ending September 30, 2003. The Board proposes that the shareholders ratify this appointment. McGladrey & Pullen, LLP audited the Company's financial statements for the fiscal year ended September 30, 2002. The Company expects that representatives of McGladrey & Pullen, LLP will be present at the Annual Meeting, with the opportunity to make a statement if they so desire, and will be available to respond to appropriate questions.

     In the event that ratification of the appointment of McGladrey & Pullen, LLP as the independent public accountants for the Company is not obtained at the Annual Meeting, the Board of Directors will reconsider its appointment.

     A majority of the shares represented, in person or by proxy, at the Annual Meeting is required to ratify the appointment of the independent public accountants.

     The Board of Directors recommends that shareholders vote FOR the ratification of McGladrey & Pullen, LLP as the independent public accountants for the Company.

FEES  OF  INDEPENDENT  AUDITORS

     Audit Fees. McGladrey & Pullen, LLP billed the Company $97,360 in fees for professional services rendered for the audit of the Company's financial statements for the fiscal year ended September 30, 2002, and for the review of the interim financial statements in the Company's Quarterly Reports on Form 10-QSB during the fiscal year ended September 30, 2002.

     Financial Information Systems Design and Implementation Fees. McGladrey & Pullen, LLP did not render any professional services to the Company for information technology advice during the fiscal year ended September 30, 2002.

     All Other Fees. McGladrey & Pullen, LLP billed the Company $79,700 in fees for all other professional services rendered to the Company during the fiscal year ended September 30, 2002. These services primarily consisted of tax services, research regarding the accounting of stock options and fees related to the Company's Form SB-2 Registration Statement filed with the Securities and Exchange Commission in October 2002.

     The Audit Committee of the Board of Directors of the Company considered that the provision of the services and the payment of the fees described above are compatible with maintaining the independence of McGladrey & Pullen, LLP.

DIRECTORS

     The Board of Directors currently consists of eight members: O.B. Parrish, William R. Gargiulo, Jr., Mary Ann Leeper, Ph.D., Stephen M. Dearholt, David R. Bethune, Michael R. Walton, James R. Kerber and Richard E. Wenninger. At each annual meeting of shareholders, directors are elected for a term of one year to succeed those directors whose terms are expiring.

COMMITTEE  OF  THE  BOARD  OF  DIRECTORS  AND  MEETING  ATTENDANCE

     The Company has an Audit Committee. The Board's Audit Committee is comprised of Mr. Bethune, Mr. Dearholt and Mr. Kerber. The responsibilities of the Audit Committee, in addition to such other duties as may be specified by the Board of Directors, include the following: (a) recommendation to the Board of Directors of independent auditors for the Company; (b) review of the timing, scope and results of the independent auditors' audit examination; (c) review of periodic comments and recommendations by the auditors and of the Company's response thereto; (d) review of the Company's balance sheet, statement of operations and cash flows; and (e) review of the scope and adequacy of internal accounting controls. The Audit Committee met one time during the fiscal year ended September 30, 2002.

     The Board of Directors held eight meetings during the Company's fiscal year ended September 30, 2002. All of the incumbent directors other than Mr. Bethune attended at least 75% of the aggregate of (a) the total number of meetings of the Board of Directors and (b) the total number of meetings held by all committees of the Board on which he or she served, if any.

REPORT  OF  THE  AUDIT  COMMITTEE

     The Audit Committee is comprised of three members of the Company's Board of Directors. Because the Common Stock is traded on the Over the Counter Bulletin Board, the Company is not subject to the listing requirements of any securities exchange or Nasdaq regarding the membership of the Company's Audit Committee. However, each member of the Audit Committee is independent as defined in Rule 4200(a)(14) for the listing standards of the Nasdaq Stock Market. The duties and responsibilities of the Audit Committee are set forth in the Audit Committee Charter, which has been adopted by the Board of Directors. A copy of the Audit Committee Charter is attached as Annex A to this Proxy Statement.

     The  Audit  Committee  has:

- reviewed and discussed the Company's audited financial statements for the fiscal year ended September 30, 2002, with the Company's management and with the Company's independent auditors;

- discussed with the Company's independent auditors the matters required to be discussed by SAS 61 (Codification for Statements on Auditing Standards); and

- received and discussed with the Company's independent auditors the written disclosures and the letter from the Company's independent auditors required by Independence Standards Board Statement No. 1 (Independence discussions with Audit Committees).

     Based on such review and discussions with management and the independent auditors, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the fiscal year ended September 30, 2002, for filing with the Securities and Exchange Commission.

                                AUDIT  COMMITTEE:

                               David  R.  Bethune
                              Stephen  M.  Dearholt
                               James  R.  Kerber

DIRECTOR  COMPENSATION  AND  BENEFITS

     Directors who are officers of the Company do not receive compensation for serving in such capacity. Individual directors who are not officers of the Company receive $1,000 for attendance in person at each board meeting or meeting of a committee of which he or she is a member. In addition, each director who is not an employee of the Company receives an automatic grant of options to purchase 30,000 shares Common Stock under the Company's Outside Director Stock Option Plan. This grant is made upon the director's initial appointment to the Board of Directors and the options vest in accordance with the vesting criteria set forth in the plan.

EXECUTIVE  OFFICERS

     The names of, and certain information regarding, executive officers of the Company who are not directors of the Company, are set forth below.


NAME                  AGE  POSITION
----                  ---  --------
Jack Weissman . . .   55  Vice President-Sales
Michael Pope. . . .   46  Vice President and General Manager of The
                          Female Health Company (UK) Plc.
Mitchell Warren . .   36  Vice President-International Affairs
Robert R. Zic . . .   39  Principal Accounting Officer



JACK  WEISSMAN
Age:  55;  Vice  President-Sales

     Mr. Weissman has served as Vice President-Sales since June 1995. From 1992 to 1994, Mr. Weissman was Vice President-Sales for Capitol Spouts, Inc., a manufacturer of pouring spouts for gable paper cartons. From 1989 to 1992, he acted as General Manager-HTV Group, an investment group involved in the development of retail stores. Mr. Weissman joined Searle's Consumer Products Group in 1979 and held positions of increasing responsibility, including National Account and Military Sales Manager. From 1985 to 1989, he was Director-Retail Business Development for The NutraSweet Company, a Searle subsidiary. Prior to Searle, Mr. Weissman worked in the consumer products field as account manager and territory manager for Norcliff Thayer and Whitehall Laboratories.

MICHAEL  POPE
Age:  46;  Vice  President,  General  Manager-The Female Health Company (UK) Plc

     Mr. Pope has served as Vice President of the Company since 1996 and as General Manager of The Female Health Company (UK) Plc. (formerly Chartex International, Plc.) since the Company's 1996 acquisition of Chartex. Mr. Pope has also served as a Director of The Female Health Company, Ltd. (formerly Chartex Resources Limited) and The Female Health Company (UK) Plc. since 1995. From 1990 until 1996, Mr. Pope was Director of Technical Operations for Chartex with responsibility for manufacturing, engineering, process development and quality assurance. Mr. Pope was responsible for the development of the high speed proprietary manufacturing technology for the female condom and securing the necessary approvals of the manufacturing process by regulatory organizations, including the FDA. Mr. Pope was also instrumental in developing and securing Chartex's relationship with its Japanese marketing partner. Prior to joining Chartex, from 1986 to 1990, Mr. Pope was Production Manager and Technical Manager for Franklin Medical, a manufacturer of disposable medical devices. From 1982 to 1986, Mr. Pope was Site Manager, Engineering and Production Manager, Development Manager and Silicon Manager for Warne Surgical Products.

MITCHELL  WARREN
Age:  36;  Vice  President-International  Affairs

     Mr. Warren has served as Vice President-International Affairs of the Company since February 2000 and as Director of International Affairs of the Company from January 1999 to February 2000. From 1993 to 1998, Mr. Warren was employed by Population Services International (PSI), an international social marketing and communications organization, first as Executive Director of PSI/South Africa and then of PSI/Europe. From 1989 to 1993, Mr. Warren was Program Director of Medical Education for South Africa Blacks.

ROBERT  R.  ZIC
Age:  39;  Principal  Accounting  Officer

     Mr. Zic has served as the Principal Accounting Officer since March 1999. From 1998 to 1999, Mr. Zic held the dual positions of Acting Controller and Acting Chief Financial Officer at Ladbroke's Pacific Racing Association division. From 1995 to 1998, Mr. Zic served as the Chief Accounting Manager and Assistant Controller at Argonaut Insurance Company. In this capacity, he was responsible for the financial and accounting operations of Argonaut and its four subsidiaries. From 1990 to 1994, he was the Assistant Controller of CalFarm Insurance Company, where he was responsible for the company's external reporting duties. From 1988 to 1990, Mr. Zic was a Senior Accountant responsible for the statutory-based financials of Allstate Insurance Company. Mr. Zic began his career in 1986 as an auditor with Arthur Andersen & Co.

                             EXECUTIVE COMPENSATION

     The table below gives information for each of the Company's last three fiscal years regarding all annual, long-term and other compensation paid by the Company to its chief executive officer and the only executive officer whose total annual salary and bonus exceeded $100,000 for services rendered during the fiscal year ended September 30, 2002. The individuals listed in this table are referred to elsewhere in this report as the "named executive officers."

                           SUMMARY COMPENSATION TABLE



                                                                                    LONG-TERM
                                                   ANNUAL COMPENSATION         COMPENSATION AWARDS
                                                   -------------------         -------------------
                                                                          RESTRICTED         SECURITIES
                                        FISCAL                              STOCK            UNDERLYING
NAME AND PRINCIPAL POSITION              YEAR          SALARY ($)         AWARDS ($)      OPTIONS/SARS (#)
---------------------------             ------         ----------         ----------      ----------------
O.B. Parrish Chairman . . .              2002             90,000        277,800 (1)(2)          __
and Chief Executive . . . .              2001             90,000             __                 __
Officer . . . . . . . . . .              2000             90,000             __                 __
Mary Ann Leeper, Ph.D.. . .              2002            225,000        432,875 (1)(2)          __
President and Chief . . . .              2001            225,000             __                 __
Operating Officer . . . . .              2000            225,000             __                 __
_______________

(1) On September 26, 2002, Mr. Parrish and Dr. Leeper were issued 116,000 and 197,500 shares, respectively, of restricted Common Stock in exchange for the cancellation of their stock options. All of the restricted stock vests on September 26, 2003. The closing price of the Company's Common Stock on September 26, 2002 was $2.05 per share. As of September 30, 2002, the value of Mr. Parrish's restricted Common Stock was $229,680 and the value of Dr. Leeper's restricted Common Stock was $391,050 based on a value of $1.98 per share, the closing price of the Company's Common Stock on that date.

(2) On February 12, 2003, Mr. Parrish and Dr. Leeper were issued 40,000 and 28,000 shares, respectively, of restricted Common Stock in connection with compensation earned in fiscal year 2002.


OPTION  GRANTS  DURING  THE  YEAR  ENDED  SEPTEMBER  30,  2002

     No stock options were granted to the named executive officers of the Company during the fiscal year ended September 30, 2002.

FISCAL  YEAR-END  OPTION/SAR  VALUES

     Effective September 26, 2002, each of the named executive officers agreed to exchange all of their outstanding stock options for (i) the number of shares of restricted Common Stock equal to 25% of the old options being exchanged and
(ii) the right to receive new options to purchase the number of shares of Common Stock equal to 100% of the old options being exchanged on the first business day that is at least six months and one day after the effective date of the exchange. As a result, the named executive officers do not hold any stock options as of September 30, 2002.

EMPLOYMENT  AGREEMENTS

     The Company entered into an employment agreement with Mary Ann Leeper effective May 1, 1994. The original term of Dr. Leeper's employment extended to April 30, 1997 and after April 30, 1997 her employment term renews automatically for additional three-year terms unless notice of termination is given. The employment agreement has automatically renewed for a term ending on April 30, 2003. The Company may terminate the employment agreement at any time for cause. If Dr. Leeper is terminated without cause, the Company is obligated to continue to pay Dr. Leeper her base salary and any bonus to which she would otherwise have been entitled for a period equal to the longer of two years from date of termination or the remainder of the then applicable term of the employment agreement. In addition, the Company is obligated to continue Dr. Leeper's participation in any of its health, life insurance or disability plans in which Dr. Leeper participated prior to her termination of employment. Dr. Leeper's employment agreement provided for a base salary of $175,000 for the first year of her employment term, $195,000 for the second year of her employment term and $225,000 for the third year of her employment term, subject to the achievement of performance goals established by Dr. Leeper and the Board of Directors. If the employment agreement is renewed beyond the initial three-year term, it requires her base salary to be increased annually by the Board of Directors based upon her performance and any other factors that the Board of Directors considers appropriate. For fiscal 2000, 2001 and 2002 Dr. Leeper's base salary was $225,000 per year. The employment agreement also provides Dr. Leeper with various fringe benefits including an annual cash bonus of up to 100% of her base salary. The Board of Directors may award the cash bonus to Dr. Leeper in its discretion. To date, Dr. Leeper has not been awarded a cash bonus.

CHANGE  OF  CONTROL  AGREEMENTS

     In fiscal 1999, the Company entered into Change of Control Agreements with each of O.B. Parrish, its Chairman and Chief Executive Officer, Mary Ann Leeper, its President and Chief Operating Officer, and Michael Pope, its Vice President. In fiscal 2000, the Company entered into a Change of Control Agreement with Mitchell Warren, the Company's Vice-President-International Affairs. These agreements essentially act as springing employment agreements which provide that, upon a change of control, as defined in the agreement, the Company will continue to employ the executive for a period of three years in the same capacities and with the same compensation and benefits as the executive was receiving prior to the change of control, in each case as specified in the agreements. If the executive is terminated without cause or if he or she quits for good reason, in each case as defined in the agreements, after the change of control, the executive is generally entitled to receive a severance payment from the Company equal to the amount of compensation remaining to be paid to the executive under the agreement for the balance of the three-year term.

                               SECURITY OWNERSHIP

     The following table sets forth information regarding beneficial ownership of the Company's Common Stock as of December 20, 2003 with respect to (a) each person known to the Company to own beneficially more than 5% of the Company's Common Stock, (b) each named executive officer and each director of the Company and (c) all directors and executive officers as a group.

     The Company has determined beneficial ownership in accordance with the rules of the SEC. Unless otherwise indicated, the persons and entities included in the table have sole voting and investment power with respect to all shares beneficially owned, except to the extent authority is shared by spouses under applicable law. Shares of the Company's Common Stock subject to options or warrants that are either currently exercisable or exercisable within 60 days of December 20, 2002, and shares of the Company's Common Stock subject to the conversion of convertible debentures outstanding as of December 20, 2002, are treated as outstanding and beneficially owned by the holder for the purpose of computing the percentage ownership of the holder. However, these shares are not treated as outstanding for the purpose of computing the percentage ownership of any other person.


                                                SHARES BENEFICIALLY OWNED
NAME AND ADDRESS OF BENEFICIAL OWNER (1)            NUMBER    PERCENT
----------------------------------------            ------    -------
O.B. Parrish (2) . . . . . . . . . . . . . . . .     978,501      5.2%
William R. Gargiulo, Jr. (2) . . . . . . . . . .     390,001      2.1%
Mary Ann Leeper, Ph.D. (2) . . . . . . . . . . .     598,401      3.2%
Stephen M. Dearholt (3). . . . . . . . . . . . .   4,435,305     20.8%
David R. Bethune . . . . . . . . . . . . . . . .      32,500        *
James R. Kerber (4). . . . . . . . . . . . . . .     563,710      3.0%
Michael R. Walton (5). . . . . . . . . . . . . .     692,566      3.8%
Richard E. Wenninger (6) . . . . . . . . . . . .   3,418,192     17.1%
Gary Benson (7). . . . . . . . . . . . . . . . .   1,429,166      7.3%
All directors, nominees and executive officers,
 as a group (12 persons) (2)(3)(4)(5)(6) . . . .  10,652,231     44.9%
_______________

     *     Less  than  1  percent.

(1) Unless otherwise indicated, the address of each beneficial owner is 515 North State Street, Suite 2225, Chicago, IL 60610; the address of Mr. Dearholt is 759 North Milwaukee Street, Suite 316, Milwaukee, WI 53202; the address of Mr. Kerber is 8547 East Arapahoe Road, #J217, Englewood, CO 80112; the address of Mr. Walton is 1626 North Prospect Avenue, No. 2310, Milwaukee, WI 53202; the address of Mr. Wenninger is 855 West Dean Road,
     Milwaukee, WI 53217; and the address of Mr. Benson is Regency Athletic Club, 1300 Nicollet Mall, Suite 600, Minneapolis, MN 55403.
10

                                       14

(2) Includes 294,501 shares owned by and 60,000 shares under option to Phoenix of Illinois. Under the rules of the SEC, Messrs. Parrish and Gargiulo and Dr. Leeper may be deemed to share voting and dispositive power as to such shares since Mr. Gargiulo is a trustee of a trust which is a shareholder, and Mr. Parrish and Dr. Leeper are officers, directors and shareholders, of Phoenix of Illinois. For Dr. Leeper, also includes 243,900 shares owned by her; for Mr. Parrish, also includes 187,500 shares owned by him, 36,500 shares under warrants to him and 400,000 shares under warrants held by the Geneva O. Parrish 1996 Living Trust of which Mr. Parrish is beneficiary and for which Mr. Parrish may be deemed to share voting and investment power; and for Mr. Gargiulo, also includes 35,500 shares owned by him.

(3) Includes 704,405 shares owned directly by Mr. Dearholt. Also includes 69,500 shares held by the Dearholt, Inc. Profit Sharing Plan, 9,680 shares held by Response Marketing Money Purchase Plan, 17,200 shares held in a self-directed IRA, 275,820 shares held by the Mary C. Dearholt Trust of which Mr. Dearholt, a sibling and his mother are trustees, 18,100 shares held by Mr. Dearholt's minor child, and 418,100 shares held by the John W. Dearholt Trust of which Mr. Dearholt is a co-trustee with a sibling. Mr. Dearholt shares the power to vote and dispose of 693,920 shares of Common Stock held by the Mary C. Dearholt Trust and the John W. Dearholt Trust. Mr. Dearholt has sole power to vote and dispose of the remaining shares of Common Stock, except that North Central Trust has the sole power to vote and dispose of the 9,680 shares of Common Stock held by the Response Marketing Money Purchase Plan. Also includes warrants to purchase 2,922,500 shares of Common Stock (of which warrants to purchase up to 1,100,000 shares have been pledged to a bank to secure a guarantee by Mr. Dearholt on behalf of the Company).

(4) Includes 200,000 shares subject to exercise of warrants. The warrants have been pledged to a bank to secure a guarantee by Mr. Kerber on behalf of the Company.

(5) Consists of 492,058 shares of Common Stock owned directly by Mr. Walton, 30,900 shares subject to exercise of warrants held by Mr. Walton, and 169,608 shares of Common Stock held by a trust of which Mr. Walton is trustee.

(6) Includes (a) 500,000 shares of Common Stock subject to conversion of a convertible debenture due March 30, 2004 (based upon $250,000 of principal under such convertible debenture, divided by the conversion rate of $0.50),
     (b) 5,000 shares of Common Stock held by Mr. Wenninger's spouse (Mr. Wenninger disclaims beneficial ownership of the shares held by his spouse), and (c) 1,100,000 shares of Common Stock subject to exercise of warrants, consisting of a warrant to purchase 100,000 shares and a warrant to purchase a maximum of 1,000,000 shares. The warrants described in (c) above have been pledged to a bank to secure a guarantee by Mr. Wenninger on behalf of the Company.

(7) Consists of 329,166 shares of Common Stock and warrants to purchase 1,100,000 shares of Common Stock owned by Goben Enterprises, LP, a limited partnership of which Mr. Benson is a general partner.

     The above beneficial ownership information is based on information furnished by the specified person and is determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended, as required for purposes of this Proxy Statement. This information should not be construed as an admission of beneficial ownership for other purposes.

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than 10% of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the SEC on Form 3, 4 and 5. Officers, directors and greater than 10% stockholders are required by SEC regulation to furnish the Company with copies of all Forms 3, 4 and 5 they file.

     Based solely on review of the copies of such forms furnished to the Company, or written representations that no Forms 5 were required, the Company believes that during fiscal 2002 all section 16(a) filing requirements applicable to its officers, directors and greater than 10% beneficial owners were complied with, except that: Mr. Parrish filed a Form 4 on December 26, 2002 to report four transactions occurring on September 26, 2002; Dr. Leeper filed a Form 4 on December 26, 2002 to report three transactions occurring on September 26, 2002; Mr. Gargiulo filed a Form 4 on December 26, 2002 to report two transactions occurring on September 26, 2002; Mr. Bethune filed a Form 4 on December 26, 2002 to report three transactions occurring on September 26, 2002; Mr. Dearholt filed a Form 4 on December 17, 2002 to report one transaction occurring on September 20, 2002, three transactions occurring on September 26, 2002 and one transaction occurring on November 22, 2002; Mr. Kerber filed a Form 4 on December 26, 2002 to report two transactions occurring on September 26, 2002; Mr. Walton filed a Form 4 on December 26, 2002 to report a transaction occurring on September 19, 2002, two transactions occurring on September 20, 2002 and one transaction occurring on September 26, 2002; Mr. Wenninger filed a Form 4 on January 2, 2002 to report a transaction occurring on November 29, 2001, a Form 4 on December 26, 2002 to report a transaction occurring on September 20, 2002 and a Form 4 on February 14, 2003 to report a transaction occurring on January 12, 2003; Mr. Weissman filed a Form 4 on December 26, 2002 to report three transactions occurring on September 26, 2002 and filed a Form 4 on January 6, 2003 to report one transaction occurring on November 20, 2002, one transaction occurring on November 22, 2002 and one transaction occurring on November 27, 2002; Mr. Pope filed a Form 4 on December 26, 2002 to report three transactions occurring on September 26, 2002; and Mr. Warren filed a Form 4 on January 6, 2003 to report a transaction occurring on November 19, 2002, filed a Form 4 on January 28, 2003 to report four transactions, two of which occurred on January 10, 2003, one on January 13, 2003 and one on January 15, 2003, and also filed a Form 4 report on February 5, 2003 to report six transactions, one on January 2, 2003, one on January 29, 2003, three on January 30, 2003 and one on January 31, 2003.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     On February 18, 1999, the Company borrowed $50,000 from O.B. Parrish, its Chairman and Chief Executive Officer. The borrowing was completed through the execution of a $50,000, one-year promissory note payable by the Company to Mr. Parrish and a Note Purchase and Warrant Agreement and Stock Issuance Agreement. Mr. Parrish was granted warrants to purchase 10,000 shares of the Company's Common Stock at an exercise price of $1.35 per share. The exercise price of the warrants equaled 80% of the average market price of the Company's Common Stock for the five trading days prior to the date of issuance. The warrants expire upon the earlier of their exercise or nine years after the date of their issuance. Effective February 18, 2000, the Company extended the due date of the note to February 18, 2001, and in connection with this extension, the Company issued to Mr. Parrish warrants to purchase 12,500 shares of the Company's Common Stock at an exercise price of $0.72 per share, which equaled 80% of the average market price of the Company's Common Stock for the five trading days prior to the date of issuance. Effective February 18, 2001, the Company extended the due date of the note to February 18, 2002, and in connection with this extension, the Company issued to Mr. Parrish warrants to purchase 14,000 shares of the Company's Common Stock at an exercise price of $0.40 per share, which equaled 75% of the average market price of the Company's Common Stock for the fair trading days prior to the date of issuance. The warrants expire upon the earlier of their exercise or ten years after the date of their issuance. The Company also granted Mr. Parrish securities registration rights for any Common Stock he receives from the Company under these warrants or the Stock Issuance Agreement. The Company subsequently repaid this note in full.

     On February 12, 1999, the Company borrowed $250,000 from Mr. Dearholt. The borrowing was completed through the execution of a $250,000, one-year promissory note payable by the Company to Mr. Dearholt. As part of this transaction, the Company entered into a Note Purchase and Warrant Agreement and a Stock Issuance Agreement. Mr. Dearholt received a warrant to purchase 50,000 shares of the Company's Common Stock at an exercise price of $1.248 per share. The exercise price of the warrants equaled 80% of the average market price of the Company's Common Stock for the five trading days prior to the date of issuance. The warrants expire upon the earlier of their exercise or nine years after the date of their issuance. Effective February 12, 2000, the Company extended the due date of the note to February 12, 2001, and in connection with this extension, the Company issued to Mr. Dearholt warrants to purchase 62,500 shares of the Company's Common Stock at an exercise price of $0.77 per share, which equaled 80% of the average market price of the Company's Common Stock for the five trading days prior to the date of issuance. Effective February 12, 2001, the Company extended the due date of the note to February 12, 2002, and, in connection with this extension, the Company issued to Mr. Dearholt warrants to purchase 70,000 shares of the Company's Common Stock at an exercise price of $0.40 per share, which equaled 75% of the average market price of the Company's Common Stock for the five trading days prior to the date of issuance. The warrants expire upon the earlier of their exercise or ten years after the date of their issuance. The Company also granted Mr. Dearholt securities registration rights for any Common Stock he receives from the Company under these warrants or the Stock Issuance Agreement. The Company subsequently repaid this note in full.

     On  March 25, 1997, 1998, 1999, 2000, 2001 and 2002, the Company extended a
$1 million, one-year promissory note payable by it to Mr. Dearholt for a previous loan Mr. Dearholt made to the Company. The promissory note is now payable in full on March 25, 2003 and bears interest at 12% annually, payable monthly. The borrowing transactions were effected in the form of a promissory note from the Company to Mr. Dearholt and related Note Purchase and Warrant
Agreements and a Stock Issuance Agreement. Under the 1997, 1998 and 1999 Note Purchase and Warrant Agreements, the Company issued to Mr. Dearholt warrants to purchase 200,000 shares of the Company's Common Stock in 1997 at an exercise price of $1.848 per share, 200,000 shares of Common Stock in 1998 at an exercise price of $2.25 per share and 200,000 shares of the Company's Common Stock in 1999 at an exercise price of $1.16 per share. In connection with the extension of the note to March 25, 2001, the Company issued warrants to purchase 280,000 shares of the Company's Common Stock in 2000 at an exercise price of $0.71 per share. In connection with the extension of the note to March 25, 2002, the Company issued warrants to purchase 280,000 shares of the Company's Common Stock in 2001 at an exercise price of $0.40 per share. In connection with the extension of the note to March 25, 2003, the Company issued warrants to purchase 300,000 shares of the Company's Common Stock in 2002 at an exercise price of $1.18 per share. In each case, the exercise price of the warrants equaled 80% of the market price of the Company's Common Stock on the date of issuance. The warrants expire upon the earlier of their exercise or on March 25, 2005 for the warrants issued in 1997, March 25, 2007 for the warrants issued in 1998, March 25, 2009 for the warrants issued in 1999, March 25, 2010 for the warrants issued in 2000, March 25, 2011 for the warrants issued in 2001 and March 25, 2014 for the warrants issued in 2002. Under the Stock Issuance Agreement, if the Company fails to pay the $1 million under the note when due, the Company must issue 200,000 shares of the Company's Common Stock to Mr. Dearholt. This issuance will not, however, alleviate the Company's liability under the note. The Company also granted Mr. Dearholt securities registration rights for any Common Stock he receives from the Company under these warrants or the Stock Issuance Agreement.

     The Company entered into a loan agreement on May 18, 2001, providing for a three-year loan commitment from a bank of up to $2,000,000. The Company may borrow under this loan agreement from time to time subject to a number of conditions, including obtaining personal guarantees of 125% of the amount outstanding under the loan. In May 2001, the Company borrowed a total of $1.5 million under this loan agreement. Five persons provided guarantees equal in total to the $1.5 million outstanding under the loan. The guarantors included
James R. Kerber, a member of the Company's board of directors, Stephen M. Dearholt, a member of the Company's board of directors, Richard E. Wenninger, a member of the Company's board of directors, and a trust for the benefit of O.B. Parrish, the Company's Chairman of the Board and Chief Executive Officer. Each guarantor may be liable to the lender for up to 125% of the guarantor's guarantee amount if the Company defaults under the loan. The Company issued warrants to the guarantors to purchase the number of shares of the Company's Common Stock equal to the guarantee amount of such guarantor divided by the warrant purchase price as of the date of exercise. The warrant purchase price is the price per share equal to 70% of the market price of the Company's Common Stock at the time of exercise, but in no event will the warrant purchase price be less than $0.50 per share or more than $1.00 per share. The Company also issued additional warrants to purchase 100,000 shares of the Company's Common Stock at an exercise price of $0.50 per share to each of Stephen M. Dearholt and Richard E. Wenninger because each of them guaranteed $500,000 under the loan. The Company granted all of the guarantors registration rights which require that the Company register the shares of Common Stock underlying the warrants.

     Effective March 30, 2001, the Company issued a $250,000 convertible debenture to Richard E. Wenninger. Mr. Wenninger subsequently became a member of the Company's Board of Directors in July 2001. The convertible debenture bears interest at 12% per year and has a three-year term. Mr. Wenninger may convert the convertible debenture into Common Stock at any time based on a conversion rate of $0.50 per share.

     In  August  2001,  the  Company  issued 1,000,000 shares of Common Stock to
Richard E. Wenninger for a total purchase price of $500,000. The Company granted Mr. Wenninger registration rights which require that the Company register the shares of Common Stock it issued to Mr. Wenninger.

     During fiscal 2001, the Company's Board of Directors elected to extend the terms of warrants held by Mr. Dearholt, consisting of warrants issued in 1995 and 1996 to purchase a total of 240,000 shares of the Company's Common Stock at exercise prices between $3.00 and $3.10, for an additional five years.

     During fiscal 2002, the Company's Board of Directors elected to extend the terms of warrants held by Mr. Walton, consisting of warrants issued in 1997 to purchase 30,900 shares of the Company's Common Stock at an exercise price of $2.50, for an additional four years.

     During September 2002, the Company offered the holders of the its outstanding preferred stock the right to convert their shares of preferred stock into shares of Common Stock based on a price of $1.80 per share, the closing price of the Common Stock on September 4, 2002. This resulted in a conversion rate of approximately 1.39 shares of Common Stock per share of preferred stock rather than the 1 to 1 conversion rate set forth in the Company's Articles of Incorporation. Effective September 20, 2002, a total of 594,000 shares of Series 1 Preferred Stock were converted into a total of 824,911 shares of Common Stock. 309,000 shares of preferred stock beneficially owned by Mr. Walton were converted into 429,166 shares of Common Stock and 60,000 shares of preferred stock beneficially owned by Mr. Wenninger were converted into 83,333 shares of Common Stock.

     It has been and currently is the policy of the Company that transactions between the Company and its officers, directors, principal shareholders or affiliates are to be on terms no less favorable to the Company than could be obtained from unaffiliated parties. The Company intends that any future transactions between the Company and its officers, directors, principal shareholders or affiliates will be approved by a majority of the directors who are not financially interested in the transaction.

                             INDEPENDENT ACCOUNTANTS

     For the fiscal year ended September 30, 2002, McGladrey & Pullen, LLP served as the Company's independent auditors.

                        PROPOSALS FOR 2004 ANNUAL MEETING

     Any shareholder who desires to submit a proposal for inclusion in the Company's 2004 Proxy Statement should submit the proposal in writing to Mr. O.B. Parrish, Chief Executive Officer, The Female Health Company, 515 North State Street, Suite 2225, Chicago, Illinois, 60610. The Company must receive a proposal by October 23, 2003 in order to consider it for inclusion in the Company's 2004 Proxy Statement. Any shareholder who intends to present a proposal at the 2004 Annual Meeting of Shareholders without inclusion of such proposal in the Company's proxy materials are required to provide notice of such proposal to the Company no later than January 15, 2004.

                                  ANNUAL REPORT

     The Company is required to file an Annual Report, called a Form 10-KSB, with the SEC. A copy of the Annual Report on Form 10-KSB for the year ended September 30, 2002 will be provided without charge on written request of any shareholder whose proxy is being solicited by the Board of Directors. The written request should be directed to: Corporate Secretary, The Female Health Company, 515 North State Street, Suite 2225, Chicago, Illinois 60610.

                            EXPENSES OF SOLICITATION

     The cost of this solicitation of proxies will be paid by the Company. It is anticipated that the proxies will be solicited only by mail, except that solicitation personally or by telephone may also be made by the Company's regular employees who will receive no additional compensation for their services in connection with the solicitation. Arrangements will be made with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation material and annual reports to beneficial owners of stock held by such persons. The Company will reimburse such parties for their expenses in so doing.

                                       By  Order  of  the  Board  of  Directors,



                                      William  R.  Gargiulo,  Jr.,
                                      Secretary


Chicago,  Illinois
March  5,  2003

                                     ANNEX A


                         CHARTER FOR THE AUDIT COMMITTEE
                            OF THE BOARD OF DIRECTORS
                          OF THE FEMALE HEALTH COMPANY


PURPOSE:
-------

     The Audit Committee is appointed by the Board of Directors to monitor the corporate financial reporting and the internal and external audits of The Female Health Company (the "Company"). The Audit Committee is directly responsible for the appointment, compensation and oversight of the work of the Company's independent auditors, including the resolution of disagreements between management and the auditor regarding financial reporting. The Audit Committee shall assist the Board of Directors with oversight of (i) the integrity of the Company's financial statements; (ii) the Company's compliance with legal and regulatory requirements; (iii) the independent auditor's qualifications and independence and (iv) the performance of the Company's internal audit function and independent auditors.

     In addition, the Audit Committee will undertake those specific duties and responsibilities listed below and such other duties as the Board of Directors from time to time prescribe.

     The function of the Audit Committee is oversight. The management of the Company is responsible for the preparation, presentation and integrity of the Company's financial statements. Management is responsible for maintaining appropriate accounting and financial reporting principles and policies and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent auditors are responsible for planning and carrying out a proper audit and reviews, including reviews of the Company's quarterly financial statements prior to the filing of each quarterly report on Form 10-Q, and other procedures. In fulfilling their responsibilities under this charter, it is recognized that members of the Audit Committee are not full-time employees of the Company and are not, and do not represent themselves to be, accountants or auditors by profession or experts in the fields of accounting or auditing. As such, it is not the duty or responsibility of the Audit Committee or its members to conduct auditing or accounting reviews or procedures, and each member of the Audit Committee shall be entitled to rely on (a) the integrity of those persons and organizations within and outside the Company from whom it receives information and (b) the accuracy of the financial and other information provided to the Audit Committee by such persons or organizations.

     The independent auditors for the Company are ultimately accountable to the Audit Committee and the Board of Directors. The Audit Committee has the direct authority and responsibility to select, evaluate and, where appropriate, replace the independent auditors (or to nominate the independent auditors to be proposed for shareholder approval in the proxy statement). The Company shall provide the Audit Committee with appropriate funding for payment of compensation, fees and expenses to the independent auditors and to counsel or other advisors that the Audit Committee may deem appropriate to engage.

MEMBERSHIP:
----------

     The Audit Committee will consist of at least three members, each of whom shall not be an officer of the Company or its subsidiaries, shall not have any relationship which, in the opinion of the Board of Directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. One member of the Audit Committee shall be a "financial expert" as may be defined by the rules of the Securities and Exchange Commission.

RESPONSIBILITIES:
----------------

     The  responsibilities  of  the  Audit  Committee  shall  include:

1. Reviewing on a continuing basis the adequacy of the Company's system of internal controls and the Company's disclosure controls and procedures;

2. Reviewing on a continuing basis the activities, organizational structure and qualifications of the Company's internal audit function;

3.   Reviewing  the  independent  auditors'  proposed  audit scope and approach;

4. Reviewing with management and the independent auditors the audited financial statements and audit findings, including any significant suggestions for improvements provided to management by the independent auditors and any serious difficulties or disputes with management encountered during the course of the audit, and reviewing the other financial disclosures in the Company's Form 10-K report, including Management's Discussion and Analysis of Financial Condition and Results of Operations;

5. Reviewing with management and the independent auditors the Company's unaudited quarterly financial statements prior to the filing of its Form 10-Q, including the results of the independent auditors' reviews of the quarterly financial statements, and reviewing the financial disclosures in the Form 10-Q, including Management's Discussion and Analysis of Financial Condition and Results of Operations;

6. Approving the appointment of the independent auditors, subject, if applicable, to stockholder ratification;

7.   Approving  fee  arrangements  with  the  independent  auditors;

8. Reviewing the performance and qualifications of the independent auditors and reviewing the experience and qualifications of the senior members of the independent auditor team, compliance by the independent auditors with audit partner rotation requirements and the quality control procedures of the independent auditors;

9. Approving in advance the retention of the independent auditor firm for any non-audit service that such firm is not prohibited from performing for the Company and approving the fees for any such service;

10. Ensuring that the independent auditors prepare and deliver annually a Statement as to Independence (it being understood that the independent auditors are responsible for the accuracy and completeness of this Statement), and discussing with the independent auditors any relationships or services disclosed in this Statement that may impact the objectivity and independence of the Company's independent auditors and to recommend that the Board of Directors take appropriate action in response to this Statement to satisfy itself of the independent auditors' independence;

11. Reviewing reports from the independent auditors regarding (a) critical accounting policies used by the Company in its financial statements, (b) all alternative treatments of financial information within generally accepted accounting principles that the independent auditors have discussed with management, ramifications of the use of such alternative treatments and the treatment preferred by the independent auditors, and (c) other material written communications between the independent auditors and management;

12. Recommending to the Board of Directors guidelines for hiring of employees of the independent auditor who have been engaged on the Company's account;

13. Advising the Board of Directors with respect to the Company's policies and procedures regarding compliance with applicable laws and regulations;

14. Reviewing with management and the independent auditors the effect of any significant regulatory and accounting initiatives;

15. Obtaining from the independent auditors assurance that Section 10A of the Securities Exchange Act of 1934 has not been implicated;

16. Meeting at least quarterly with management and the independent auditors in separate executive sessions;

17. Reviewing, in conjunction with counsel, any legal matters that could have a significant impact on the Company's financial statements;

18. Providing oversight and review of the Company's asset management policies, including an annual review of the Company's investment policies and performance for cash and short-term investments, and the Company's risk assessment and risk management policies;

19. If necessary, instituting special investigations and, if appropriate, hiring special counsel or experts to assist;

20. Reviewing related party transactions for potential conflicts of interest and approving related party transactions;

21. Establishing procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and for the confidential, anonymous submission by employees of the Company or its subsidiaries of concerns regarding questionable accounting or auditing matters;

22. Performing other oversight functions as requested by the full Board of Directors;

23. Reviewing and updating the Audit Committee's charter annually and recommending any proposed changes to the Board of Directors for approval;

24. Instructing the independent accountants that the independent accountants are ultimately responsible to the Board of Directors and the Audit Committee; and

25. Preparing any report, including any report of the Audit Committee required by the rules of the Securities and Exchange Commission to be included in the proxy statement for the Company's annual meeting.

     In addition to the above responsibilities, the Audit Committee will undertake such other duties as the Board of Directors delegates to it, and will report regularly to the Board regarding the Committee's examinations and recommendations.

MEETINGS:
--------

     The Audit Committee will meet at least four times each year. The Audit Committee may establish its own schedule which it will provide to the Board of Directors in advance.

     The Audit Committee will meet separately with the Chief Executive Officer and separately with the Chief Financial Officer of the Company at least annually to review the financial affairs of the Company. The Audit Committee will meet with the independent auditors of the Company, at such times as it deems appropriate, to review the independent auditor's examination and management report.

REPORTS:
-------

     The Audit Committee will record its summaries of recommendations to the Board in written form which will be incorporated as a part of the minutes of the Board of Directors at which those recommendations are presented.

MINUTES:
-------

     The Audit Committee will maintain written minutes of its meetings, which minutes will be filed with the minutes of the meetings of the Board of Directors.

                                      PROXY
                            THE FEMALE HEALTH COMPANY
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints O.B. Parrish and William R. Gargiulo, Jr., or either one of them, each with full power of substitution and resubstitution, as proxy or proxies of the undersigned to attend the Annual Meeting of Shareholders of The Female Health Company to be held at The Hampton Inn & Suites, Alder Room, 33 West Illinois Street, Chicago, Illinois 60610 on March 27, 2003 at 2:00 p.m., local time, and at any adjournment thereof, there to vote all shares of Common Stock and Class A Convertible Preferred Stock - Series 1 which the undersigned would be entitled to vote if personally present as specified upon the following matters and in their discretion upon such other matters as may properly come before the meeting.

     The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and accompanying Proxy Statement, ratifies all that said proxies or their substitutes may lawfully do by virtue hereof, and revokes all former proxies.

Please sign exactly as your name appears hereon, date and return this Proxy. UNLESS OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED TO GRANT AUTHORITY TO APPROVE AND ADOPT THE AMENDMENT TO THE COMPANY'S AMENDED AND RESTATED ARTICLES OF INCORPORATION, TO ELECT THE NOMINATED DIRECTORS AND TO RATIFY THE APPOINTMENT OF MCGLADREY & PULLEN, LLP AS THE COMPANY'S AUDITORS. IF OTHER MATTERS COME BEFORE THE MEETING, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE BEST JUDGMENT OF THE PROXIES APPOINTED.

     PLEASE SIGN AND DATE ON REVERSE AND RETURN USING THE ENVELOPE PROVIDED.

            THE FEMALE HEALTH COMPANY ANNUAL MEETING OF SHAREHOLDERS

1. To approve and adopt the amendment to the Company's Amended and Restated Articles of Incorporation to increase the total number of authorized shares of the Company's common stock from 35,500,000 to 38,500,000 shares.
             [  ]    FOR       [  ]    AGAINST      [  ]    ABSTAIN

2.  ELECTION  OF  DIRECTORS:  (terms  expiring  at  the  2004  Annual  Meeting)

     1-O.B. PARRISH 2-MARY ANN LEEPER, PH.D. 3-WILLIAM R. GARGIULO, JR. 4-STEPHEN M. DEARHOLT 5-DAVID R. BETHUNE 6-MICHAEL R. WALTON 7-JAMES R. KERBER 8- RICHARD E. WENNINGER

     [  ]    FOR all nominees listed to the left (except as
             specified below).

     [  ]    WITHHOLD AUTHORITY to vote for all nominees listed to the left.

(Instructions:  To  withhold  authority to vote for any indicated nominee, write the  number(s)  of  the  nominee(s)  in  the  box  provided  to  the  right.)
             [                                                         ]

3. To ratify the appointment of McGladrey & Pullen, LLP as the Company's auditors for the fiscal year ending September 30, 2003.
             [  ]    FOR       [  ]    AGAINST      [  ]    ABSTAIN

4. In their discretion, the Proxies are authorized to vote upon such other matters as may properly come before the meeting.

                      Date                      NO.  OF  SHARES
                            -------------                        ---------------
CHECK  APPROPRIATE  BOX
Indicate  changes  below:

Address Change?   [  ]   Name Change?  [  ]
                                             [                                 ]
                                             Signature(s)  in  Box
                                             If  signing  as attorney, executor,
                                             administrator, trustee or guardian,
                                             please add your full title as such.
                                             If  shares  are held by two or more
                                             persons,  all holders must sign the
                                             Proxy.